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                                                                  Exhibit 10.8
                            EMPLOYMENT AGREEMENT


THIS EMPLOYMENT AGREEMENT is entered into as of the 16th day of March 1998, by and between Robert P. Stefanski, (the "EMPLOYEE") and TIBCO Software Inc. (the "EMPLOYER").


I.  EMPLOYMENT

EMPLOYER employs EMPLOYEE, and EMPLOYEE accepts employment with EMPLOYER, on the terms and conditions set forth in this Agreement.


II.  TERMS OF EMPLOYMENT

The employment relationship between EMPLOYEE and EMPLOYER may be terminated as set forth in offer letter dated October 28, 1997.


III.  DUTIES

EMPLOYEE shall perform such tasks and duties as may be assigned by EMPLOYER from time to time. At all times EMPLOYEE shall follow all of EMPLOYER's legal instructions and directions and shall abide by all of EMPLOYER's rules and procedures in force from time to time while employed. EMPLOYEE shall devote his full time, attention, skill and efforts to the tasks and duties assigned by EMPLOYER. Without the prior written consent of EMPLOYER, EMPLOYEE shall not provide services, for compensation, to any other person or business entity while employed by EMPLOYER.


IV.  COMPENSATION

As compensation for all services to be rendered by EMPLOYEE to EMPLOYER, EMPLOYEE shall be paid a salary at the annual rate of [See offer letter of 10/28/97] ($____________). Said salary shall be payable in accordance with EMPLOYER's

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standard procedures.  EMPLOYER shall withhold from any amounts payable as compensation all federal, state, municipal or other taxes as are required by any law, regulation or ruling.


(A) EMPLOYEE understands and agrees that EMPLOYEE's salary may be adjusted by EMPLOYER prospectively, and at its sole discretion from time to time, without affecting the remaining terms of this Agreement.


(B) EMPLOYEE understands and agrees that any other compensation that may be paid to EMPLOYEE for services rendered, or to be rendered, (whether by way of any incentive payment, opportunity to acquire stock or any other form of additional compensation) shall rest in the sole discretion of EMPLOYER.


V.  PROPERTY RIGHTS; DUTY TO DISCLOSE

EMPLOYEE hereby acknowledges and agrees to be bound by the provisions of the EMPLOYER's "Non-Disclosure/Assignment Agreement" attached hereto as Exhibit A and made a part hereof by this reference as though set forth in full herein. The provisions of Exhibit A shall survive any termination of this Agreement.


VI.  NONSOLICITATION OF EMPLOYEES

EMPLOYEE specifically agrees that during the term of this Agreement and for a period of one (1) year thereafter, EMPLOYEE shall not, directly or indirectly, either for himself or for any other person, firm, corporation or other legal entity, solicit any then employee of EMPLOYER to leave the employment of EMPLOYER.


VII.  NO ASSIGNMENT

This Agreement may not be assigned by EMPLOYEE without the written consent of EMPLOYER. This Agreement shall be binding on the heirs, executors, administrators, personal representatives, successors and assigns of EMPLOYEE and EMPLOYER.


VIII.  GOVERNING LAW

This Agreement shall be governed by and construed and enforced in accordance with and subject to the laws of the State where the EMPLOYEE was principally rendering services for EMPLOYER.


IX.  NOTICES

All notices or other communications provided for by this Agreement shall be made in writing and shall be deemed properly delivered when (i) delivered personally or (ii) by the mailing of such notice by registered or certified mail, postage prepaid, to the parties at the addresses set forth on the signature page of this Agreement (or to such other address as one party designates to the other in writing).

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X.  ENTIRE AGREEMENT AND WAIVER

This Agreement is the entire agreement between the parties relating to EMPLOYEE's employment. It supersedes all prior agreements, arrangements, negotiations and understandings related thereto. No waiver of any term, provision or condition of this Agreement shall be deemed to be, or shall constitute, a waiver of any other term, provision or condition herein, whether or not similar. No such waiver shall be binding unless in writing and signed by the waiving party.


XI.  AMENDMENTS

No supplement, modification or amendment of any term, provision or condition of this Agreement shall be binding or enforceable unless evidenced in writing executed by the parties hereto.


XII.  COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


XIII.  REFORMATION/SEVERABILITY

If any provision of this Agreement is declared invalid by any tribunal, then such provision shall be deemed automatically adjusted to the minimum extent necessary to conform to the requirements for validity as declared at such time and, as so adjusted, shall be deemed a provision of this Agreement as though originally included herein. In the event that the provision invalidated is of such a nature that it cannot be so adjusted, the provision shall be deemed deleted from this Agreement as though such provision had never been included herein. In either case, the remaining provisions of this Agreement shall remain in effect.


After carefully reading and considering the foregoing provisions and Exhibit A, EMPLOYEE has voluntarily signed this Agreement on as of the date first above written.


EMPLOYER:                                                EMPLOYEE:

TIBCO Software Inc.                                      /s/ Robert P. Stefanski
-------------------                                      -----------------------
Name of EMPLOYER                                         EMPLOYEE Signature

3165 Porter Drive                                        2333 South Court
-------------------                                      -----------------------
Address                                                  Address

Palo Alto, CA 94304                                      Palo Alto, CA 94301
-------------------                                      -----------------------
City, State Zip                                          City, State Zip

By:  /s/ Christine M. Davis                              650-233-0224
     ----------------------                              -----------------------


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                                                         Telephone
Its  Corporate Controller
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                                  EXHIBIT A


                      NON-DISCLOSURE/ASSIGNEMTN AGREEMENT


Robert P. Stefanski ("EMPLOYEE") is employed, or is being hired, by TIBCO Software Inc. ("the COMPANY") and may learn, or has learned, information which the COMPANY keeps secret from its competitors and others. As a condition of employment or continued employment, EMPLOYEE agrees to the terms of this Agreement.


I.  PROPRIETARY INFORMATION DEFINED

The Term "Proprietary Information" means the following classes of information relating to the COMPANY's business:

(A) Trade secrets and other proprietary and confidential information which are owned by the COMPANY and which have to do with:

     (1) the operation of the COMPANY's business, consisting, for example, and not intending to be inclusive, of its lists or other identifications of clients or prospective clients of the COMPANY (and key individuals employed or engaged by such clients or prospective clients), the nature and type of services rendered to such clients (or proposed to be rendered to prospective clients), fees charged or to be charged, proposals, inventions, methodologies, algorithms, formulae, processes, compilations of information, form and content of data bases, designs, drawings, models, equipment, results of research proposals, job notes, reports, records, specifications, software, firmware and procedures used in, or related to, the COMPANY's products; and

     (2) the COMPANY's relations with its employees, including without limitation, salaries, job classifications and skill levels;

(B) Financial, sales and marketing data compiled by the COMPANY as well as the COMPANY's financial, sales and marketing plans and strategies, customer lists and non-public pricing;

(C) All ideas, concepts, information and written material about a client disclosed to EMPLOYEE by the COMPANY, or acquired from a client of the COMPANY, and all financial, accounting, statistical, personnel and business data and plans of clients, are and shall remain the sole and exclusive property and proprietary information of the COMPANY, or said client;

(D) Any other information designated by the COMPANY to be confidential, secret and/or proprietary.

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II.  OBLIGATION TO KEEP CONFIDENTIAL

EMPLOYEE acknowledges and agrees that all Proprietary Information that comes into EMPLOYEE's possession (including any information originated or developed by EMPLOYEE while employed by the COMPANY) is secret and is the exclusive property of the COMPANY. EMPLOYEE agrees to use the Proprietary Information only in connection with EMPLOYEE's work for the COMPANY. EMPLOYEE agrees, while
                                                                   -----
employed with the COMPANY and thereafter, to hold the Proprietary Information in
----------------------------------------
confidence and agrees not to disclose or reveal, in any matter, any Proprietary Information to any person or entity.


III.  RETURN OF INFORMATION

EMPLOYEE agrees, upon request of the COMPANY or upon leaving the employ of the COMPANY, to return promptly to the COMPANY the original and all copies of any documents, reports, notes or other materials incorporating or reflecting, in any way, any Proprietary Information in the possession or under the control of EMPLOYEE.


IV.  INVENTION BELONGS TO THE COMPANY

EMPLOYEE acknowledges and agrees that any inventions, discoveries or improvements which EMPLOYEE has conceived or made or may conceive or make during EMPLOYEE's employment with the COMPANY, whether made individually or jointly with others, which:

     (1) relate or pertain to, or are in any way connected with, the systems, products, apparatus or methods utilized, or are the subject of research or development (actual or anticipated) by the COMPANY: or

     (2) utilize equipment, supplies, facilities or Proprietary Information belonging to the COMPANY (collectively the "Inventions") shall be the sole exclusive property of the COMPANY and the Inventions shall be deemed to be works for hire.

(A) EMPLOYEE agrees to make prompt and full disclosure to the COMPANY of all inventions, discoveries or improvements made by EMPLOYEE during the term of the Agreement, solely or jointly with others, whether or not such invention, discovery or improvement will actually become the property of the COMPANY pursuant to this Agreement. EMPLOYEE agrees to make such disclosures with the understanding and the agreement of the COMPANY that, as to any invention, discovery or improvement to which the COMPANY is not entitled, the COMPANY and that such disclosed will be received and held strictly in confidence by the COMPANY and that such disclosure is for the sole purpose of determining whether or not rights to such invention, discovery or improvement is the property of the COMPANY.

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(B)  To the extent EMPLOYEE would be deemed to be an owner of any of the rights in the Invention, EMPLOYEE hereby assigns to the COMPANY all such rights in the Inventions. EMPLOYEE hereby agrees to execute and sign any and all applications, assignments or other instruments which the COMPANY may deem necessary in order to enable it, at its expense, to apply for, prosecute and obtain Letters of Patent, trademarks, copyright or other legal protections in the United States or foreign countries for the Intentions, or in order to assign or convey to or vest in the COMPANY the sole and exclusive right, title and interest in and to the Inventions.

(C) The obligations contained in this Paragraph 4, except for the requirements as to disclosure, do not apply to any rights EMPLOYEE may have acquired in connection with an invention, discovery or improvement for which no equipment, supplies, facility or trade secret information of the COMPANY was used and which was developed entirely on the EMPLOYEE's own time, and provided that such invention, discovery or improvement does not: (i) relate directly or indirectly to the business of the COMPANY or to the COMPANY's actual or demonstrable anticipated research or development; and (ii) result from any work performed by EMPLOYEE for, or on behalf of, the COMPANY.


V.  INJUNCTIVE RELIEF

EMPLOYEE acknowledges and agrees that, because any use or disclosure of the COMPANY's Proprietary Information other than for the COMPANY's benefit and without the COMPANY's prior written consent would cause irreparable injury to the COMPANY, in addition to any other remedies available, will be entitled to obtain an injunction to enforce the provisions of this Agreement.


VI.  REFORMATION/SEVERABILITY

If any provision of this agreement is declared invalid by any tribunal, then such provision shall be deemed automatically adjusted to the minimum extent necessary to conform to the requirements for validity as declared at such time and, as so adjusted, shall be deemed a provision of this Agreement as though originally included herein. In the event that the provision invalidated is of such a nature that it cannot be so adjusted, the provision shall be deemed deleted from this Agreement as though such provision had never been included herein. In either case, the remaining provisions of this Agreement shall remain in effect.


NOTE:  POLICY STATEMENT AGAINST THE USE OF TRADE SECRETS OF OTHERS.


It is the practice and policy of COMPANY not to use the trade secrets of others. Thus, EMPLOYEE should not use any information which any prior employer identified specifically as a trade secret or as Proprietary Information. However, EMPLOYEE is not required to maintain the confidentiality of any information which is:

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     (1)  known to EMPLOYEE prior to the disclosure by the prior employer; or

     (2) known, or becomes known, to third parties knowledgeable in the industry without the fault or negligence of EMPLOYEE; or

     (3) subsequently rightly received from a third party without restrictions regarding the secrecy or confidentiality; or

     (4) independently developed by EMPLOOYEE or by EMPLOYE without recourse to the "trade secret" of another; or

     (5) furnished by a prior employer to a third party without restriction or obligation to maintain the secrecy or the confidentiality of such information; or

     (6)  approved for release by the owner of the "trade secret" information.

I acknowledge that I have read and understood the above terms and conditions and agree to be bound thereby. In addition, I acknowledge a receipt of a copy of this Agreement.



Date:  March 16, 1998
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Signature:  /s/ Robert P. Stefanski
            -------------------------------------------

Name (printed):  Robert P. Stefanski
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Mailing Address:  2333 South Court, Palo Alto CA 94301
                  ------------------------------------

Phone Number:  650-233-0224
               --------------------------------

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